                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference of our report dated February 6, 1998, appearing in this Annual Report on Form 10-K of Cox Radio, Inc. for the year ended December 31, 1997, in the following Registration Statements of Cox Radio, Inc.:

FORM                                                          FILE NO.
----                                                          ---------
S-8.........................................................  333-13281
S-8.........................................................  333-26417

Atlanta, Georgia
March 27, 1998